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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2006

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
  State of Other Jurisdiction          Commission            I.R.S. Employer
        of Incorporation              File Number         Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intened to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240. 14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

         On Oct. 20, 2006, the registrant issued a press release to report results for its third quarter ended Sept. 30, 2006.

         That press release, dated Oct. 20, 2006 and titled "AMCOL International Reports Increase in Diluted Earnings Per Share From Continuing Operations Over 2005 Third Quarter" is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibit is furnished with this document:

         Number      Exhibit
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         99.1        Press Release titled "AMCOL International Reports Increase in Diluted Earnings Per Share from Continuing Operations
                     Over 2005 Third Quarter" dated Oct. 20, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION


      Date: Oct. 20, 2006                        By:   /s/   Lawrence E. Washow
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                                                       Lawrence E. Washow
                                                       President and
                                                       Chief Executive Officer